Analyst Meeting New York March 8, 2006 Analyst Meeting New York March 8, 2006 Exhibit 99.2 1

Cautionary Statement
Forward-Looking Statements. Outlooks, projections, estimates, targets, and business plans in this presentation or the subsequent discussion period are forward-looking statements.  Actual future results, including demand growth and mix; ExxonMobil’s own production growth and mix; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors.
These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading "Factors Affecting Future Results" in the Investor Information section of our website at
www.exxonmobil.com. See also Item 1A of ExxonMobil’s 2005 Form 10-K. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
Frequently Used Terms. References to resources, resource base, recoverable resources, and similar terms include quantities of oil and gas that are not yet classified as proved reserves but that we believe will likely be moved into the proved reserves category and produced in the future. The discussion of reserves in this presentation generally excludes the effects of year-end price/cost revisions and includes reserves attributable to equity companies and our Syncrude operations.  For definitions of, and information regarding, reserves, return on average capital employed, normalized earnings, cash flow from operations and asset sales, and other terms used in this presentation, including information required by SEC Regulation G, see the
"Frequently Used Terms" posted on the Investor Information section of our website. The Financial and
Operating Review on our website also shows ExxonMobil's net interest in specific projects.

• Industry-leading safety performance
• Record financial performance
– Net Income $36.1 B
– ROCE 31%
– Cash flow from Operations
and Asset Sales $54.2 B
• Cash Returned to
Shareholders $23.2 B
• Capex $17.7 B
2005 – Record Results

Normalized Earnings
$B
• Superior results in all business
lines
• Industry-leading results across
the cycle
• Capitalizing on competitive
advantages
Chemical
Downstream
Upstream
Net Income
2005 – Record Results
0
5
10
15
20
25
30
35
40
'01 '02 '03 '04 '05

5 Disciplined Investment Operational Excellence Industry Leading Returns Superior Cash Flow Growth in Shareholder Value Proven Long-Term Approach

Investing for the Future
Capex by Business Line
$B
Chemical / Other
Downstream
Upstream
Disciplined Investment
North
America
Geographic Capex Distribution
$B, avg. 2001-2005
Europe
Africa
Asia Pacific/
Middle East
Russia/Caspian
Other
0
5
10
15
20
25
'01 '02 '03 '04 '05

Investing for the Future
Chemical / Other
Downstream
Upstream
Planning Range (Total)
Disciplined Investment
Estimate
Estimate
$B
Capex by Business Line
$B
0
5
10
15
20
25
'01 '02 '03 '04 '05 '06
0
5
10
15
20
25
'07-'10 Average

Technology Leadership
Disciplined Investment
* Based on public information
• Consistent, long-term approach
to technology investment
• Focus on proprietary research
leads to competitive advantage
• Balance between breakthrough and
extension of existing advantages
• Technology process managed to
maximize value
Technology Spend* Avg. 2000-2004
$M
Total Patents 2001-2005
#
0
100
200
300
400
500
600
700
XOM RDS BP CVX
0
500
1,000
1,500
2,000
2,500
XOM RDS BP CVX

• Rigorous management process
• Maximize shareholder value
• Cash flow total of $13.6 billion
over the past five years
• Cumulative earnings impact
of $4.6 billion since 2001
Chemical
Downstream
Upstream
Coal & Minerals
Asset Divestments, 2001-2005
$B
Effective Asset Management
Disciplined Investment
0
1
2
3
4
5
6
'01 '02 '03 '04 '05

Employee
Contractor
Lost Time Incident Rate
Incidents per 200k hours
U. S. Petroleum
Industry Benchmark*
Safety Leadership
Operational Excellence
* 2005 Industry data not available
0.0
0.1
0.2
0.3
0.4
0.5
'01 '02 '03 '04 '05

•
Common standards and culture
•
Integrated, global processes and
systems
•
Flawless execution
•
One team, multiple resources
•
Continuous improvement, rapid
deployment of technology and
best practices
Global Functional Organization
Operational Excellence

Support Services Example
Operational Excellence
1998 2005
Inflation
Efficiencies Growth/
Other
Support Services Costs
$B, FX adjusted
5.1
0.6
0.2
(1.5)
4.4
Consolidate into
Low Cost Locations
Standardized / Optimized
Common Business Systems Backbone
Implemented at Merger
Global Organization
Common / Global
Processes
Standard / Global
IT Systems

Cash Operating Costs
$B
• More than $1 billion in cost
efficiencies in 2005
• Another $1 billion expected
in 2006
• More than offsetting inflation
• Significant productivity
improvements
Inflation
Cost Control and Productivity
Operational Excellence
Workforce
Cash Operating Costs at ‘05 Forex & Energy price*
* Operating costs (see Frequently Used Terms)
excluding depreciation and depletion
Thousands
65
75
85
95
105
'01 '02 '03 '04 '05
0
10
20
30
40
50
'01 '02 '03 '04 '05

Delivering Superior ROCE
Industry-Leading Returns
** Calculated from public information on a before-tax basis
and converted to after-tax using average corporate tax rate
RDS
BP
CVX
XOM
Return on Capital Employed*
5-Year Rolling Average
%
* Competitor data estimated using a consistent basis with
ExxonMobil, and based on public information
6
10
14
18
22
26
'01 '02 '03 '04 '05
-8
-6
-4
-2
0
XOM RDS BP CVX
2001-2005 Cumulative Asset Write-offs**
$B

Cash Flow from Operating Activities*
$B
Superior Cash Flow
Superior Cash Flow
• Record cash from operations
- Over $48 billion in 2005
- Average $32 billion per
year from 2001 to 2005
• Capturing the upside
* Excludes asset sales
** CVX 2005 cash from operations estimated based on reported earnings and DD&A
XOM
RDS
BP
CVX**
0
40
50
'01 '02 '03 '04 '05
10
20
30

1
Capturing More Upside
XOM
RDS
BP
CVX**
Indexed Cash Flow from Operating Activities*
% of 2001 cash from operations
Superior Cash Flow
• Capturing more of the upside
than competition
• Strong performance across
all business lines
• Long-term approach
appropriate in cyclical
business
* Excludes asset sales
** CVX 2005 cash from operations estimated based on reported earnings and DD&A
50
75
100
125
150
175
200
225
'01 '02 '03 '04 '05

0
20
40
60
80
'00 '01 '02 '03 '04 '05
Superior Distributions
Dividends
Dividends
Share Purchases*
* In excess of dilution
• Distributed $79 billion since
2000
• Paid dividends for more than
100 years
• Increased annual dividend
payment each of the last
23 years
• Annual dividend increased 9%
per year over last 3 years
Cash Returned to Shareholders
$B
Growth in Shareholder Value

88
90
92
94
96
98
100
102
'00 '01 '02 '03 '04 '05
Share Buyback Program
XOM
RDS
BP
CVX**
Growth in Shareholder Value
Shares Reduced via Buybacks*
% 2000 shares outstanding
Buyback Contribution to EPS
$/share
* Period end shares outstanding based upon publicly available data
** CVX not shown past 2004 because of Unocal acquisition
0.00
0.10
0.20
0.30
0.40
0.50
0.60
'00 '01 '02 '03 '04 '05

• Shares outstanding reduced
by 12%
• Market cap increased by 26%
• Share price increased by 43%
Growth Since Share Buyback Inception
Indexed Growth
Increasing Value per Share
Growth in Shareholder Value
Market cap growth
Value of buyback program
Stock price growth
Shares outstanding
80
90
100
110
120
130
140
150
'00 '01 '02 '03 '04 '05

Corporate Summary
• 2005 record year
• Long-term approach delivering
superior results
• Building on our advantages
• Delivering rapid sustainable
business improvements
Disciplined
Investment
Operational
Excellence
Industry
Leading
Returns
Superior
Cash Flow
Growth in
Shareholder
Value

21 Upstream Overview Analyst Meeting March 8, 2006

22 2005 Highlights • Record earnings $24.3 B • ROCE 46% • Production volumes 4.1 MOEBD • Resource adds 4.4 BOEB • Proved reserves adds 1.7 BOEB • Capex $14.5 B Upstream

Upstream Strategies
• Identify and pursue all attractive exploration opportunities
• Invest in projects that deliver superior returns
• Maximize profitability of existing oil and gas production
• Capitalize on growing natural gas and power markets
Upstream

Business Approach
Upstream
Operational
Excellence
Disciplined
Investment
Industry
Leading
Returns
Superior
Cash Flow
Growth in
Shareholder
Value
Large, High-Quality
Resource Base
Attractive Project
Portfolio
Superior Project
Management
Maximum Value from
Production Assets
Proprietary Technology
Development and
Deployment
Industry-Leading
Returns
Competitive Advantages
Through the
Asset Lifecycle

Superior Size and Quality
Resource Type
Upstream: Large, High-Quality Resource Base
LNG
Tight Gas
Conventional
Deepwater
Arctic
Heavy Oil
Acid/Sour
Gas
Total Resource Base
Americas
Europe
Russia/Caspian
Africa
73
BOEB
Asia Pacific/
Middle East
BOEB
0
40
80
YE '05

0
4
8
12
Kearl Fort Hills Joslyn Horizon
0
1
2
3
4
5
Kearl Fort Hills Joslyn Horizon
Quality Heavy Oil Resources – Kearl
Resource Quality
BOEB
Total Volume: Bitumen-in-place
Resource Size
Horizon
Fort
Hills
Upstream: Large, High-Quality Resource Base
Joslyn
XOM
Competitors

0.0
0.2
0.4
0.6
0.8
'01 '02 '03 '04 '05 5 Yr
0
1
2
3
4
5
'01 '02 '03 '04 '05 5 Yr
Brazil
Norway
Angola
Nigeria
Chad
U.K.
Kazakhstan
Adding to the Resource Base
Annual Resource Additions
Average Annual Finding and
Resource Acquisition Costs
BOEB
$/OEB
Qatar
2005 Resource Adds
Australia
Upstream: Large, High-Quality Resource Base
Canada
Avg.
Avg.
United
States

Adding to the Resource Base – 2006/07 Exploration
Upstream: Large, High-Quality Resource Base
Madagascar-
Majunga Block
Canada-Orphan Basin
Norway-Kogge
Kazakhstan-
Ansagan
U.S.-Blackbeard
Colombia-Tayrona
Block

0
50
100
'01 '02 '03 '04 '05
Industry-Leading Reserves
%
XOM Proved Reserves Replacement
Upstream: Large, High-Quality Resource Base
XOM YE’05 Proved Reserves by Region
Americas
Europe
Asia Pacific/
Middle East
Africa
Russia/Caspian
(Including asset sales, excluding YE pricing)
BOEB
Yrs
Remaining
14.5 12.3 9.5
13.6
BOEB
Proved Reserves* (YE 2005)
* ExxonMobil reserves includes year-end price/cost revisions and Canadian tar sands operations
Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
0
5
10
15
20
25
XOM BP RDS CVX

2005 Major Project Start-Ups
Upstream: Attractive Project Portfolio
Kizomba B
Azeri-Chirag-Gunashli
Phase 1
Bonga
Kristin
RasGas Train 4
Sakhalin-1
Phase 1
Arthur
Al Khaleej Gas Phase 1
2005 8
Year
Cumulative
Start-Ups

2006 Major Project Start-Ups
Upstream: Attractive Project Portfolio
Dalia
Erha & Erha North
Fram East
Syncrude
Upgrader
Expansion
Guntong Hub
Thunder Horse
East Area Additional
Oil Recovery
2005 8
2006 16
Year
Cumulative
Start-Ups
Azeri-Chirag-Gunashli
Phase 2

2007/2008 Major Project Start-Ups
Upstream: Attractive Project Portfolio
2005 8
2006 16
30
Year
Cumulative
Start-Ups
Qatargas II Train 4
Kizomba C
East Area Natural
Gas Liquids
PBU Western Region Dev. (Orion)
RasGas Train 6
Rosa Area
Tengiz Phase 1
RasGas Train 5
Volve
Statfjord Late Life
Ormen Lange
Piceance Tight
Gas Phase 1
Starling
Azeri-Chirag-Gunashi
Phase 3
2007/‘08

2009+ Major Project Start-Ups
Upstream: Attractive Project Portfolio
Skarv/Idun
Tyrihans
Tempa Rossa
Hebron
Alaska Gas Project/
Point Thomson
Mackenzie Gas Project
Kearl Phase 1
Kearl (Future Phases)
Piceance Tight
Gas Phase 2
Kashagan Phase 1
Kashagan (Future Phases)
Tengiz Expansion
Al Khaleej Gas (Future Phases)
RasGas Train 7
Qatargas II Train 5
Qatar GTL
Sakhalin-1 Gas
Export
Natuna
PNG Gas
Project
Paz Flor
Lirio-Cravo
Kizomba D
Angola LNG
Bonga Ullage
Bonga SW
Bosi Oil
Usan
Satellite Projects
LNG IPP Project
Greater Gorgon
Banyu Urip
2005 8
2006 16
30
2009+ 62
Year
Cumulative
Start-Ups
Kipper/Tuna
2007/‘08

Strong Project Inventory
# of Projects
Planning
Designing
Implementing
Start-up
Upstream: Attractive Project Portfolio
Project
Phase
• Inventory develops
26 BOEB (net)
• Designing, implementing,
and start-up projects
50% increase in
number of projects
since 2001
Average development
cost of $3/OEB gross
0
40
80
120
'01 '02 '03 '04 '05

Adding Quality Extended-Plateau Capacity
Upstream: Attractive Project Portfolio
• Over 2 MOEBD capacity
to be added by 2015
• 65% of new capacity
from extended-plateau
flowstreams
2006 2015
MOEBD-Net
2.5
2.0
1.5
1.0
0.5
0
Extended-
Plateau
Flowstreams
T
2005-2015 Major Project Start-Ups
Conventional
Decline
Flowstreams
T
17

Leading Industry in Large Project Execution
* RDS, BP, CVX
Upstream: Superior Project Management
Operated Projects > $1 Billion, Start-Up 2005-2008
$/OEB
Cost Growth (since 1Q 2005)
%
Development Cost
XOM Competitors*
XOM Competitors*
Sources: Wood Mackenzie, public information and project owner data
0
1
2
3
4
0
10
20
30

Execution Excellence - Deepwater Angola
• Design One, Build Multiple
• Established new worldwide
benchmark for cycle time
• Achieved production rates
at or above expectations
• Utilized tension leg
platforms for cost effective well
intervention
• Developing Kizomba C
Upstream: Superior Project Management
Block 15 Production Build-Up
KBD-Gross
‘03 ‘04 ‘05 ‘06
Kizomba
B
Kizomba A
Xikomba
2003 Planning
Outlook
37
0
200
400
600

Execution Excellence - Sakhalin 1
• Phased approach
• World-class extended-reach
drilling performance
• On-schedule start-up in
October 2005
• Onshore production facility
start-up YE 2006
Upstream: Superior Project Management
XOM
Competitors
1
3
2
6
4
7
5
8
0
100
200
300
400
500
600
700
Extended-Reach Wells
Rate (feet/day)
Vertical Depth (K feet)
40
0
10
20
0 10 20 30
Reach (K feet)
Chayvo

0
20
40
60
'03 '04 '05 '06 '07 '08 '09 '10
Execution Excellence - Qatar LNG
MTA-Gross
LNG Train Capacity Growth
Conventional
LNG
Large
LNG
Larger
Trains
Larger
Ships
Terminal
%
Upstream: Superior Project Management
LNG from XOM-Interest Trains
RasGas 1-2
RasGas 3
RasGas 5
RasGas 6
Qatargas 4
Qatargas 5
RasGas 7
Qatargas 1-3
RasGas 4
Cost of Service
100
50
0
MTA-Gross
Qatar LNG Trains
‘69 ‘77 ‘83 ‘96 ‘04 ‘05 ‘08
Major train size increases – Start-Up year
Qatargas II Train 4
RasGas Train 6
Funded
Operating
0
2
4
6
8

Pursuing Gas and Power Opportunities
Qatar
Gorgon/
Jansz
PNG
Mackenzie
Alaska
Sakhalin-1
Hong Kong
Upstream
Natuna
Power
LNG
Pipeline-Gas
LNG Terminals
Gas-To-Liquids
Angola
Nigeria
U.K.
Italy
U.S. Gulf Coast

*  Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
2005
Industry-Leading Earnings per Barrel
$/OEB
2001-2005 Earnings per Barrel*
Upstream: Maximum Value from Production Assets
Capturing Value Across the Cycle
XOM Normalized Earnings per Barrel, prior 24 quarters
Production-Weighted Marker Price ($)
$/OEB
0
5
10
15
20
XOM RDS BP CVX
R²
= 0.991
0
5
10
15
20
10 30 50 70

2001-2005 Non-Project Drilling*
MOEBD-Net
Improving Recovery with Quality Drilling Programs
• 43 rigs operating
• $2.2B investment
• 160 KOEBD first-year
production
• Revisions/improved
recovery reserve adds
of 500 MOEB
Upstream: Maximum Value from Production Assets
* Cumulative production contribution from all non-project drill wells since January 1, 2001
2001-2005 Annual Average
0.0
0.5
1.0
'01 '02 '03 '04 '05

Enhancing Recovery with Technology
Industry EOR Projects
Light
Oil
Heavy
Oil
XOM
Participation
XOM
Participation
• Systematic approach to
EOR evaluation
• Industry leader in EOR
technology and experience
• Proprietary next-generation
reservoir simulator – EM Power
Significant 2005 Production
Under evaluation
Other EOR experience
Upstream: Maximum Value from Production Assets
ExxonMobil EOR Experience

Capturing Value with Divestments
• Approximately 2% of YE 2005
production/reserves sold
• Lower profitability, limited
potential assets
• Capitalized on strong market
- $4.6 B cash
- $0.8 B earnings
Total Expenses Field Life (R/P)
Production
Proved
Reserves
$/OEB
Years
2001-2005 Asset Sales
Average 2005
(KOEBD)
Year-end 2005
(MOEB)
Upstream: Maximum Value from Production Assets
0
5
10
15
20
0
5
10
15
20
Assets Divested 2001-2005 Remaining Assets

Unlocking Tight Gas
Piceance Basin
Upstream: Proprietary Technology
XOM Technology
Conventional Approach
1.0
0.8
0.6
0.4
0.2
0
• Over 1600 zones fractured
- Currently at 45 zones/well
• 55 mcfd initial field development
• Technology licensed to major
service providers
Piceance Basin Development
Just-in-Time
Perforating
Annular Coiled
Tubing Fracturing
Breakthrough Technology
Colorado
Uinta Basin
Green River
Basin
Utah
Wyoming
Piceance
Basin
Well Productivity
Cumulative Production (Bcf)
0 100 200 300 400 500
Producing Time (days)

Drilling Wells Faster
Before After
100% Performance
Improvement
Capture
Learnings &
Transfer
Globally
Analyze & Identify
Limits
Design to
Overcome
Limits
Real-Time Energy
Based Analysis
Real-Time
Redesign
Fast Drill
Workflow
Analyze, Drill, Redesign, Repeat ... Analyze, Drill, Redesign, Repeat ...
Upstream: Proprietary Technology
• Real-time, rig-centered
• Brings science
closer to operations
• Wells drilled up to 35%
faster
Fast Drill Process

Integrating Best-In-Class Technologies
Upstream: Proprietary Technology
Basin
modeling
Seismic imaging
& processing
Commercializing
the Resource
Maximizing
Ultimate Value
Enhanced Recovery
0
50
100
150
1970 1980 1990 2000 2010 2020 2030
Developed Capacity
History/Prediction
Understanding the Subsurface
Optimizing the
Development
Reservoir
simulation
Geologic modeling
Visualization

0
1
2
3
4
5
'05 '06 '07 '08 '09 '10
Delivering Profitable Capacity Growth
• Result of robust inventory
and strong processes
• Geographically diverse
• Enabled by functional expertise,
integrated and leveraged
worldwide
• Delivering on our strategies
Upstream: Summary
MOEBD
Americas
Europe
Asia Pacific/
Middle East
Africa

Industry-Leading Performance
%
2001-2005 Return on Average Capital Employed*
• Large, high-quality resource
base
• Attractive project portfolio
• Superior project
management
• Maximum value from production
assets
• Proprietary technology
2005
Upstream: Summary
*  Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
0
10
20
30
40

XOM RDS BP CVX

50 Downstream Overview Analyst Meeting March 8, 2006

• Record financial performance
- Earnings $8 B
- ROCE 32%
- Refinery throughput 5.7 MBD
- Petroleum product sales 8.3 MBD
• Operational excellence continues
- Safety and environmental
- Reliability
- Energy efficiency
• Strategic initiatives delivering
- More than $1B “self-help” each year
2005 Highlights
Downstream
Refining & Supply
Lubes Marketing
Fuels Marketing

Business Strategies
• Maintain best-in-class operations, in all respects
• Provide quality, valued products and services to customers
• Lead industry in efficiency and effectiveness
• Capitalize on integration with other ExxonMobil businesses
• Selectively invest for resilient, advantaged returns
• Maximize value from leading-edge technology
Downstream

Business Approach
Downstream
Operational
Excellence
Disciplined
Investment
Industry
Leading
Returns
Superior
Cash Flow
Growth in
Shareholder
Value
Asset
Utilization
Project
Execution
Raw Material
Flexibility
Structural
Advantages
Operating
Efficiencies
Global Scale
& Integration
Margin
Enhancement
Technology
Leadership
Industry-Leading
Returns

Americas
16 Refineries
Europe/AME
18 Refineries
Asia-Pacific
11 Refineries
• Largest global refiner
• Largest global supplier & marketer of petroleum products
• Largest manufacturer & marketer of lube basestocks
• Largest global producer of polyolefins, benzene & paraxylene
Global Scale and Integration
Downstream

0
2
4
6
Average Refinery
Size
% KBD
Source: Equity capacity calculated on consistent basis using public information
Integration with
Chemicals or Lubes
Capacity and
Geographic Mix
MBD
Refining Structural Advantages
Downstream
XOM BP RDS Industry XOM RDS BP Industry
XOM RDS BP
Americas
EAME
AP
100
150
200
250
50
60
70
80

Fuels Marketing Structural Advantages
Global Fuel Sales
Downstream
• Largest supplier & marketer
of petroleum products
• Leveraging integration with
refining
• Broad spectrum of customer
channels
• Product placement for
highest value
I&W Sales
20%
Retail Sales
30%
Aviation &
Marine Sales
10%
Refining &
Supply Sales
40%
KBD

Lubes Marketing Structural Advantages
Market Share
• Largest manufacturer and
marketer of lube basestocks
• Leveraging integration with
refining
• Strong OEM relationships
• Technically advanced products
%
Downstream
XOM        RDS        BP
0
5
10
15
20
Basestocks Finished Lubricants

Conversion Capacity Growth
Source: EM / O&GJ, 100% basis
Distillation Capacity Growth
~50 KBD
per year
~35 KBD
per year
“Equivalent to a new
refinery every 3 years”
KBD
KBD
Self-Help: Economic Refining Growth
Downstream
0
100
200
300
400
'95 '00 '05
0
200
400
600
'95 '00 '05

95
100
105
110
'00 '01 '02 '03 '04 '05
Raw Material Flexibility
Crude Runs, Indexed
Challenged
Crudes
Source: EM, Solomon
Self-Help: Refining Margin Enhancement
Downstream
Crude API Gravity
Higher Value Products
XOM
Industry
Clean Product Yield, Indexed
Crude Sulfur
Lower Crude Costs
Crude Quality, Indexed
* 2005 Estimated – Solomon survey only
prepared in even years
90
100
110
120
130
140
150
160
170
'00 '01 '02 '03 '04 '05
96
98
100
102
'00 '02 '04 '05*

0
250
500
750
'02 '03 '04 '05 '06 '07 '08
Self-Help: Refining Margin Enhancement
Downstream
Molecule Management
$M/Year, Cumulative before-tax
• Molecular fingerprinting
• Process modeling
• Process control and
optimization
• Scheduling & blending

Energy Index
Indexed
Indexed
Personnel Index
Source: Solomon
Industry
Industry
Self-Help: Refining Operating Efficiency
Downstream
Unit Cash Cost
Industry
Indexed
* 2005 Estimated – Solomon survey only prepared in even years
XOM
XOM
XOM
* * *
92
94
96
98
100
102
104
'00 '02 '04 '05
80
90
100
110
120
130
'00 '02 '04 '05
95
100
105
110
115
'00 '02 '04 '05

60
70
80
90
100
110
'00 '01 '02 '03 '04 '05
Capacity Utilization
XOM
Industry
Throughput
Unplanned Lost
Capacity
Reliability
Indexed
XOM
Indexed
Self-Help: Refining Asset Utilization
Downstream
Source: EM, Solomon
* 2005 Estimated – Solomon survey only prepared in even years
94
96
98
100
102
'00 '02 '04 '05*

70
80
90
100
110
'01 '02 '03 '04 '05
60
70
80
90
100
110
120
'01 '02 '03 '04 '05
Self-Help: Retail Marketing
No. of Retail
Sites
Fuel Sales per
Site
$M*, Improvement Since 2000
Asset Utilization Nonfuels Income Growth Breakeven Fuels Margin
Indexed
Downstream
U.S., Indexed
* Before-tax
0
50
100
150
200
'01 '02 '03 '04 '05

Self-Help: Lubes Marketing
Downstream
XOM
Industry*
Operating Efficiencies Flagship Products
Indexed Indexed
Growth Markets
Indexed
Workforce
Blend Plants
Order
Centers
Product
Complexity
XOM
Industry*
(Finished Lube Sales)
* ExxonMobil estimate
0
50
100
'01 '02 '03 '04 '05
100
125
150
'01 '02 '03 '04 '05
100
125
150
'01 '02 '03 '04 '05

Erosion Resistant Materials
Advanced Catalysis
Fouling Inhibition Technology
Equipment Health Monitoring
Flagship Lube Products – Mobil 1
Process Modeling & Optimization Tools
Plant Automation
Molecule Management
Crude Contaminant Control
Fiber Optic Corrosion Sensors
Coke Morphology
Slurry Decoking Throttling Valve
Higher Value Products
Improve Efficiency
Higher Reliability
Asset Utilization
Higher Yields
Upgrade Products
Increase Margin
Lower Crude Costs
Capacity Utilization
Molecular Optimization
Raw Material Flexibility
Lower Costs
Focus Areas
Strategic Objectives R&D Programs
Technology Leadership
Downstream

66 Self-Help 2000 2005 $8.0B $3.4B Industry Margins Earnings Inflation Forex Self-Help Drives Earnings Growth Downstream

Industry-Leading Returns
Downstream
Average Capital Employed*
$B
XOM RDS BP
‘00 ‘05 ‘00 ‘05 ‘00 ‘05
Return on Average Capital Employed*
%
Reported Net Income
$B
‘00 ‘05 ‘00 ‘05      ‘00‘05
*Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
‘00 ‘05 ‘00 ‘05 ‘00 ‘05
0
10
20
30
40
0
2
4
6
8
0
10
20
30

68 Chemical Overview Analyst Meeting March 8, 2006

2005 Highlights
• Earnings of $3.9B, ROCE of 28%
- Global scale and integration
- Feedstock flexibility
- Successful margin enhancement
• Operational excellence continues
- Safety
- Reliability
- Energy efficiency
• Capex of $654M
- High return efficiency projects
- Low-cost expansions
- Specialty business growth
Chemical

Business Strategies
Long-term strategy built on ExxonMobil’s core competencies
• Unique portfolio of global integrated businesses
• Integration across ExxonMobil operations
• Focus on cost management, reliability and efficiencies
• Disciplined investment in advantaged projects
• Technology leadership

Business Approach
Chemical
Operational
Excellence
Disciplined
Investment
Industry
Leading
Returns
Superior
Cash Flow
Growth in
Shareholder
Value
Asset
Utilization
Advantaged
Projects
Advantaged
Feedstocks
Unique Business
Portfolio
Cost
Management
Global Scale
& Integration
Premium
Products
Technology
Leadership
Industry-Leading
Returns

Unique Portfolio of Businesses
Aromatics 1
Olefins 2
Polyethylene 2
Polypropylene 5
Specialty Businesses
Commodity Businesses
ExxonMobil Chemical Earnings
Chemical
$B
Rank*
*Based on worldwide market position
Butyl 1
Fluids 1
Oxo 1
Synthetics 1
Films 1
Adhesion 1
Ethylene Elastomers 2
Additives 2
0.0
1.0
2.0
3.0
4.0
'95 '00 '05

Long-Standing Integration Advantage
Petrochemical
Plant
Crude Oil
and
Feedstocks
Gas Processing
Natural
Gas
Chemical
Refinery
Integration Benefits
• Advantaged feed access
• Molecule optimization
• Energy integration
• Coordinated planning
• Shared site services
• Common processes
• Research & Technology

Positioned for Asia Pacific Growth
• Existing advantaged asset base
- Feedstock
- Integration
- Market access
• Pursuing additional advantaged
opportunities
Chemical
Major Project Opportunities
Existing
Announced
XOM                            BP           RDS         Dow
Singapore
Fujian
Ras Laffan
MT
Asia Pacific/Middle East Capacities
0
2
4
6
8

75 Singapore Expansion Project Refinery Chemical Singapore Steam Cracker PE PP Arom Oxo Fluids Singapore #2 Steam Cracker PE PP Arom Elast Chemical Plant Existing Plant Proposed Project Oxo

Improvement via Self-Help
Energy
Indexed
Cumulative MT vs 2001
Reliability Gains Advantaged Feedstocks
Workforce
Chemical
Indexed
Steamcracking Other Operations
Indexed
80
100
120
'02 '05
80
90
100
'02 '05 '02 '05
80
90
100
'02 '05
0.0
0.5
1.0
1.5
'02 '03 '04 '05

Heavy Steam Cracker Feeds
Gas-to-Olefins
New Aromatics Feeds
Synthetics Feed Flexibility
Premium Products
Zeolite Catalyst Extensions
Butyl Mercury
In-Reactor Compounds
Unipol Fundamentals
Step-Skipping
Step-Out Economics
Reduced Cost
Specialties Growth
Higher/Stable Returns
Differentiation
Refining Synergies
Gas-to-Chemical
Feed Flexibility
Advantaged Feed
Lower Cost Process
Novel Elastomers & Adhesives
Improved Stiffness / Toughness Balance
Nanocomposite Materials
Achieve™ Meltblown
Focus Areas Strategic Objectives
R&D Programs
Technology Leadership
Chemical

Delivering Superior Returns
Average Capital Employed* Reported Net Income
$B
$B
Return on Average Capital Employed*
XOM RDS CVX Dow
*Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
%
Chemical
‘00 ‘05 ‘00 ‘05 ‘00 ‘05 ‘00 ‘05
‘00  ‘05 ‘00 ‘05 ‘00 ‘05 ‘00 ‘05
‘00  ‘05 ‘00 ‘05 ‘00 ‘05 ‘00 ‘05
0
10
20
30
0
2
4
0
10
20
30

79 Summary Analyst Meeting March 8, 2006

Industry Environment
• Growing demand for energy; nearly 50 percent
increase by 2030
• Technology and investment critical to meeting
future energy needs
• Long-term capital intensive industry
• Industry driven by long-term trends

Industry Challenges Play to our Strengths
• Global functional organization, scale, and
geographic diversity
• Unmatched financial and technology strength
• Industry-leading resource base and project portfolio
• Integration of Downstream and Chemical
• Superior business approach and execution

ExxonMobil Superior Business Approach
• Staying the course
• Building our advantages
• Growing shareholder value
Disciplined
Investment
Operational
Excellence
Industry
Leading
Returns
Superior
Cash Flow
Growth in
Shareholder
Value

83 Additional Information Analyst Meeting March 8, 2006

0
50
100
150
200
'90 '95 '00 '05 '10
70
75
80
85
90
Industry Environment
The Industry Cycle* Margin Trends*
* ExxonMobil Estimates
Nominal $
PE
PX
MT
%
Polyethylene, Polypropylene, Paraxylene
Rest of
World
Capacity
Utilization
Chemical
Asia Pacific
Demand
0
500
1000
'90 '95 '00 '05